Note 13 - Income Taxes - Income Tax Reconciliation (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Expected federal income tax expense	$ 2,336	$ 2,994	$ 3,560
Items affecting federal income tax:
State income taxes, net of federal income tax deduction	559	529	622
Tax exempt interest	(11)	(16)	(16)
Change in federal tax rate	0	1,062	0
Other, net	4	(167)	(44)
Income tax expense	$ 2,888	$ 4,402	$ 4,122